SUPPLEMENT DATED MAY 1, 2015
to

PROSPECTUSES DATED MAY 1, 2003
FOR NEW YORK KEYPORT CHARTER AND NEW YORK KEYPORT LATITUDE

PROSPECTUS DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT VISTA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information regarding changes to investment options that are available under your Contract.

Effective immediately, the names of the following investment options have changed:

Old Name	New Name

AllianceBernstein Growth and Income Portfolio	AB Growth and Income Portfolio

AllianceBernstein Global Thematic Growth Portfolio	AB Global Thematic Growth Portfolio

AllianceBernstein International Growth Portfolio	AB International Growth Portfolio

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Charter, Vista, Latitude NY 5/2015